CHINA BIOLOGIC PRODUCTS HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

CUSIP G21515104

SEE REVERSE FOR CERTAIN DEFINITIONS

ORDINARY SHARE

NUMBER

SHARES

This certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE ORDINARY SHARES, $0.0001 PAR VALUE, OF

CHINA BIOLOGIC PRODUCTS HOLDINGS, INC.

(hereinafter called the "Company), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum and Articles of Association of the Company, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATE:

CHIEF EXECUTIVE OFFICER

SECRETARY

CHINA BIOLOGIC PRODUCTS HOLDINGS, INC.
CORPORATE
SEAL
CAYMAN ISLANDS
*

Countersigned:
SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, Tx. 75370

By:

TRANSFER AGENT - AUTHORIZED SIGNATURE

SECURITIES TRANSFER CORPORATION

CHINA BIOLOGIC PRODUCTS HOLDINGS, INC.

TRANSFER SUBJECT TO FEE SCHEDULE

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF SHARES WILL BE FURNISHED BY THE COMPANY TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - ....Custodian............................	
TEN ENT	- as tenants by the entireties	(Cust)	(Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act..	
		(State)	

Additional abbreviations may also be used though not in the above list.

For value received,...*hereby sell, assign and transfer unto*

Please insert Social Security or other identifying number of assignee

[ ] ....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

.... *Shares*

of the Ordinary Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint...

....

Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated................., 20........

Signature:

X...

X...

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature Guarantee:

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.

Signature(s) guaranteed by:

"THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED PREFERRED SHARES RIGHTS AGREEMENT, DATED AS OF JULY 31, 2017, BETWEEN CHINA BIOLOGIC PRODUCTS HOLDINGS, INC. (THE "COMPANY") AND SECURITIES TRANSFER CORPORATION, AS RIGHTS AGENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR ORDINARY SHARES OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE RIGHTS AGREEMENT) OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERRABLE."